UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 17, 2005

NATIONAL PENN BANCSHARES, INC.
(Exact Name of Registrant as Specified in Charter)

Pennsylvania
(State or Other Jurisdiction of Incorporation)

000-22537-01		23-2215075
(Commission File Number)		(IRS Employer Identification No.)

Philadelphia and Reading Avenues, Boyertown, PA		19512
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (610) 367-6001

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[x]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01 Other Events

On November 17, 2005, at 2:20 p.m. Eastern Standard Time, National Penn Bancshares,Inc. is making a presentation at the Sandler O’Neill 2005 Financial Services Conference in Naples, Florida. The slide presentation is filed as Exhibit 99.1 to this report. The paragraphs entitled “Safe Harbor Regarding Forward Looking Statements” and “Additional Information and Where To Find It” included in Exhibit 99.1 are incorporated herein by reference.  National Penn’s statement regarding use of a non-GAAP financial measure is filed as Exhibit 99.2 to this report and is incorporated herein by reference.

The presentation will be available live over the internet and can be accessed by logging on to National Penn’s Web site at www.nationalpennbancshares.com and choosing the “Financial Services Conference” link located on the home page. The audio conference is available at (617) 213-8852. The Webcast will be archived on the National Penn Web site and available for 30 days after the event, beginning November 18, 2005.

Section 9 — Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Slide presentation of National Penn Bancshares, Inc. at the Sandler O’Neill Financial Services Conference conducted on November 17, 2005.

99.2	Statement regarding use of non-GAAP financial measure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL PENN BANCSHARES, INC.

Date:	November 17, 2005	By:	/s/ Wayne R. Weidner
			Name:	Wayne R. Weidner
			Title:	Chairman and CEO

EXHIBIT INDEX

Exhibit Number	Description

99.1	Slide presentation of National Penn Bancshares, Inc. at the Sandler O’Neill Financial Services Conference conducted on November 17, 2005.

99.2	Statement regarding use of non-GAAP financial measure.